2021 Governance and Executive Compensation Overview Exhibit 99.1

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “future,” “believe,” “plan,” “guidance,” “outlook,” “anticipate,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, the severity, extent and duration of the global COVID-19 pandemic, including any variants, and its impact on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the actions taken to contain the disease or treat its impact, the effectiveness and rate of vaccinations, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including the impact of changes in these transaction volumes from airlines’ insolvency, suspension of service or aircraft groundings, the effect of cost savings initiatives, the timing, implementation and effects of the technology investment and other strategic initiatives, the completion and effects of travel platforms, travel suppliers’ usage of alternative distribution models, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security breaches, failure to adapt to technological advancements, competition in the travel distribution market and solutions markets, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, the execution, implementation and effects of new, amended or renewed agreements and strategic partnerships, including anticipated savings, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, our collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, the financial and business results and effects of acquisitions, the effects of any litigation and regulatory reviews and investigations, adverse global and regional economic and political conditions, including, but not limited to, economic conditions in countries or regions with traditionally high levels of exports to China or that have commodities-based economies and the effect of “Brexit”, risks arising from global operations, reliance on the value of our brands, failure to comply with regulations, use of third-party distributor partners, the effects of the implementation of new accounting standards, and tax-related matters.  More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q filed with the SEC on August 3, 2021, in our Annual Report on Form 10-K filed with the SEC on February 25, 2021 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made. Forward-looking statements

Independent Chairman of the Board: Karl Peterson Board and committee composition: All directors are independent, other than CEO Ongoing focus on Board refreshment, including five Board additions in 2020 and 2021: 2021:Phyllis Newhouse (CEO of Xtreme Solutions, Inc., an IT and cybersecurity firm) Wendi Sturgis (Chief Revenue Officer of Lyte, Inc.) 2020:Gail Mandel (former CEO of Wyndham Destination Network) Gregg Saretsky (former President and CEO of WestJet) John Scott (Chairman of A&O Hotels and former CEO of Belmond Ltd. and of Rosewood Hotels and Resorts) Committee refreshment: 2021: New Compensation Committee Chair (John Scott) 2020:New Audit Committee Chair (George Bravante, Jr.) New Governance and Nominating Committee Chair (Karl Peterson) Overview of Sabre’s Governance Program

Governance and Nominating Committee considers on an ongoing basis the overall composition of Board and committees Consideration includes attributes of current directors Director Attributes Number of Directors

Governance structure: Majority voting standard for non-contested elections Board recommended adoption, and stockholders approved in May 2017 Declassified Board Board recommended adoption, and stockholders approved in May 2018 All directors are elected annually Elimination of supermajority voting provisions Board recommended adoption, and stockholders approved in April 2019 Proxy access Board implemented proxy access in February 2020 Generally permit a stockholder or group of up to 20 stockholders owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the Board of Directors or two individuals Annual say-on-pay votes Stockholders voted in favor of, and the Board adopted, annual say-on-pay votes in April 2021 Evolution of Sabre’s Governance Program

The Compensation Committee’s strategy for Sabre’s executive compensation program is designed to advance three principal objectives: Pay for performance Link a significant portion of the target total direct compensation opportunities of Sabre’s executive officers to its annual and long‑term strategy and performance, including through grants of performance-based equity awards Attract, motivate, and retain Set compensation at market competitive levels that enable Sabre to hire, incentivize, and retain high‑caliber executive officers and that reinforce its succession planning process Long‑term equity ownership Provide opportunities, consistent with the interests of Sabre’s stockholders, for executive officers to accumulate and hold a significant equity stake in the organization, including through performance-based equity awards, if Sabre achieves its strategic and growth objectives Sabre’s Executive Compensation Strategy

February 2020: Sabre announced strategic initiatives Early March 2020: Compensation Committee implemented significant design changes to our performance-based restricted stock units (PSUs), after considering stockholder feedback and market compensation practices Approximately one-half of these PSUs were to be earned based on Adjusted Free Cash Flow metric (based on a three-year performance measurement period ) Approximately one-half of these PSUs were to be earned based on Adjusted EBITDA metric (based on three consecutive one-year performance periods) Mid-March 2020: COVID-19 pandemic resulted in a sudden and severe disruption in global travel and represented a massive challenge to the travel industry Sabre experienced a rapid decline in airline and hotel bookings, exacerbated by significant bookings cancellations Pandemic placed Sabre at a severe disadvantage compared to many other technology companies with which it competes for talent 2021: Due to ongoing effects of COVID-19 case counts and regional travel restrictions, the global outlook continues to be uncertain, including the recovery trajectory for the travel industry Executive Compensation Program Environment

In response to the effects of COVID-19, the Compensation Committee took decisive actions in 2020 and 2021 to help address the disadvantages Sabre faced in recruiting and retaining key talent, including: Modified the 2020 annual cash incentive plan metrics and capped payments at 50% Granted time-based restricted stock unit awards to its executive officers in June 2020 and to the CEO in March 2021 Updated the performance metrics of outstanding PSUs with 2020, 2021 and/or 2022 performance periods Established an annual incentive framework for 2021 that decreased the maximum potential payout from 200% to 100% and does not pay out if an adjusted free cash flow target amount is not achieved, with performance metrics based on expense reduction, GDS bookings, passengers boarded, central reservation transactions and technology transformation goals Established a long-term incentive framework for grants of PSUs in March 2021 that will not vest if certain expense reduction thresholds are not met, with performance metrics based on expense reductions and adjusted free cash flow Actions taken allowed ongoing focus on implementing the technology transformation and other strategic initiatives, while recruiting and retaining key talent Executive Compensation Actions in Response to COVID-19

Investor feedback, including from 2021 annual meeting outreach: Preferred the structure of executive compensation program initially adopted in early 2020, eliminating redundant STI and LTI measures, and incorporating multi-year performance period in LTI Expressed an understanding of the reasons for the adjustments in the executive compensation program due to the effects of the COVID-19 pandemic on the industry (particularly with respect to the short-term incentive program), but expressed a preference for not adjusting the goals of outstanding PSUs Expressed a preference for executive officers to receive grants of PSUs over time-based restricted share units Expressed an interest in the use of free cash flow and relative performance metrics for PSU metrics Stockholder Feedback on Executive Compensation Program

Rotated Compensation Committee Chairman in 2021 Evaluated structure of executive compensation program Continued proactive investor outreach program Actions Taken to Date Following Annual Meeting

The Compensation Committee is preparing the design of the 2022 executive compensation program, while considering stockholder feedback The Compensation Committee intends to return to the structure of the March 2020 program implemented prior to the COVID-19 pandemic Annual incentive program expected to be based on financial metrics Long-term performance-based equity incentive program expected to contain two tranches of performance-based restricted stock units (with a portion consisting of metrics measured over a three-year performance period, and a portion consisting of metrics measured over three, one-year performance periods) In addition to financial metrics, long-term incentives could utilize relative performance metrics and goals aligned with strategic initiatives The Compensation Committee is seeking feedback regarding the use of: Time-based restricted stock units Off-cycle retention awards to current named executive officers, for a period of time Mid-cycle modifications of outstanding PSUs Next Steps

Sabre is continuing its ongoing, proactive stockholder engagement program Will engage with stockholders regarding the negative say-on-pay vote result at the 2021 annual meeting and input on actions to be taken in response Will seek input on other aspects of its executive compensation program, including the structure of the long-term equity award programs Results of engagement program will be shared with Governance and Nominating Committee, Compensation Committee and full Board of Directors and considered in executive compensation decisions Stockholder Engagement